MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED OCTOBER 7, 2013 TO PROSPECTUS DATED JULY 31, 2013

The following replaces the disclosure under “FUND MANAGEMENT — Legal Proceedings” beginning with the last full paragraph on page 46 of the Prospectus:

In 2007, the Multi-Manager Mid Cap Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. On December 8, 2008, Tribune filed for bankruptcy in the U.S. Bankruptcy Court for the District of Delaware.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The Tribune litigation trustee appointed pursuant to Tribune’s plan of reorganization (the “Litigation Trustee”) has been substituted as the named plaintiff in the Committee Action. On June 2, 2011, a second suit was initiated by certain creditors of Tribune and named Northern Funds as a defendant in the Delaware Superior Court with respect to claims related to the Tribune LBO (Niese et al. v. A.G. Edwards, Inc. et al.), which was subsequently removed to federal court in the United States District Court, District of Delaware. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.).

Each of the above proceedings to which Northern Funds is a party attempts to “clawback” the proceeds paid out in connection with the LBO. The putative defendant class is comprised of beneficial owners of shares of Tribune who received proceeds of the LBO. Each of the above proceedings has now been consolidated into a Multi-District Litigation (“MDL”) proceeding, pending in the Southern District of New York. Except for certain administrative and organizational matters, the cases have generally been stayed pursuant to orders of the Court. On September 7, 2012, the Court in the MDL proceeding entered an order modifying the stay and establishing a schedule and process with respect to certain of the proceedings.

The defendants jointly moved to dismiss all of the actions filed by the individual creditors, i.e. the actions commenced by the plaintiffs in Niese et al. and Deutsche Bank Trust Co. et al. The Committee Action is not subject to the motion to dismiss. On September 23, 2013, the Court entered its Memorandum and Order on the motion to dismiss the individual creditors’ actions. While the Court did not agree with all of the defendants’ arguments, the Court granted the motion to dismiss on the grounds that individual creditors do not have standing to assert claims seeking to “clawback” proceeds paid to former shareholders in the LBO while the Litigation Trustee exercises its power in the Committee Action to “clawback” the same proceeds. The individual creditors’ actions, therefore, were dismissed. The Court’s decision, however, left open the possibility that the individual creditors could pursue their “clawback” claims if the Litigation Trustee completely abandoned its “clawback” claims. The Court, therefore, ordered the parties to the Committee Action to prepare a joint letter addressed to the Court, by October 8, 2013. The Court ordered that the letter address whether the Litigation Trustee intends to proceed with its intentional fraudulent conveyance claims or amend its complaint to abandon them. If the latter, the Court requested that the parties address whether the Litigation Trustee could abandon its claims consistent with its fiduciary duties to Tribune’s creditors. The individual creditors filed a notice of appeal of the Court’s Memorandum and Order dismissing their actions on September 30, 2013. The value of the proceeds received by the Multi-Manager Mid Cap Fund in the LBO was approximately $813,000. The Fund cannot predict the outcome of these proceedings. The complaints allege no misconduct by the Fund, and the Fund intends to vigorously defend any lawsuit.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT (10/13)

NORTHERN FUNDS PROSPECTUS